PSS WORLD MEDICAL®

FORTUNE®
AMERICA'S MOST
2007 ADMIRED COMPANIES

PSS World Medical Investor Day Conference June 5, 2007 Jacksonville, Florida Exhibit 99.2

David M. Bronson Executive Vice President and Chief Financial Officer Investor Day Conference June 5, 2007 Jacksonville, Florida

Revenue Growth
1000
1200
1400
1600
1800
2000
FY 03 FY 04 FY 05 FY 06 FY 07 FY 08
$1,178
$1,350
$1,474
$1,619
($ in millions)
$1,742*
$1,825 - $1,830
FY 08 Goal
10.3%
PSSI FY 03 -
FY 07 compound annual growth rate
3.7%
compound annual growth rate U.S. Alternate site market segment FY03 – FY 07
*Expected sales growth of 7.5% - 8.5% excludes $48.6 million of FY 07 influenza vaccine sales

Revenue Growth ($ in millions) Elder Care Business Revenues Physician Business Revenues FY 07 FY 08 FY 07 FY 08 $1,227 $1,285 - $1,288* $514 $539 - $541 *Mid point of FY 2008 Goals

Revenue Growth Drivers
Physician
•
Accelerate growth of Select sales
•
Continue to grow Rx
•
Renewed growth of equipment
•
No participation in flu vaccine market
Elder Care
•
Accelerate growth of Select sales
•
Grow Home Health revenues
•
Expand and improve sales & marketing teams

Gross Margin FY 03 FY 04 FY 05 FY 06 FY 07 (in percent) 28.52% 28.55% 28.72% 28.86% 28.71%

Gross Margin Drivers
+ Increased mix of Select Brand
+ Margin enhancement programs with brand
manufacturers
+ Training and tools for sales reps
– Continued competitive pressures
– Increased utilization of GPO’s by providers
– Globalization

Select % of Total Revenues 12% Global Sourcing FY 2008 Goals Import vs Direct 66% Direct 34% Import & Suppliers

Operational Initiatives Cost-To-Serve as % of Sales FY 05 FY 06 FY 07 0 5 10 15 20 FY 05 FY 06 FY 07 14.2 12.4 11.8 16.7 17.3 16.2 Physician Business Elder Care Business

Operational Initiatives • Professional delivery program • Employee retention and incentives • Improved inventory accuracy • Warehouse management technology

Operating Income Growth:
FY 2003 – FY 2007
0
25
50
75
100
FY 03 FY 04 FY 05 FY 06 FY 07
$25.9
$47.8
$61.6
$72.4
($ in millions)
$89.5
1
FY 2007 excludes $7.0 million write-down of influenza vaccine inventory
36% C.A.G.R.
1

Goal: 6% - 6.5%
(run rate FY2008)
Strategic Plan
Continued Operating Margin Expansion
FY 06 FY 07 FY 08
Total Costs
As % of
Revenue
96.0%
95.0%
94.0%
Total
Revenue
($ in Billions)
$1.5
$2.0
Total Revenue
Total Costs
as % of Revenue
4.5% FY06
5.1% FY07*
* Excludes $7.1 Million write-down of influenza vaccine inventory

Operating Margin Growth: FY 2003 - FY 2008 Goal 1 2 3 4 5 6 FY 03 FY 04 FY 05 FY 06 FY 07 FY 08 2.2% 3.5% 4.2% 4.5% 5.1% 5.5%-5.6% Actual Goal

Shared Services Initiatives
•
“ETDBW”
•
Invest in Product Customer Intelligence (PCI) systems
•
Global sourcing infrastructure and execution
•
Develop management talent
•
Balanced investments in information technology
•
Working capital and risk management

PSS WORLD MEDICAL

Executive and Administration
David Smith
Gary Corless
David Bronson
Information Technology
David Ramsey
Marketing and Brand Development
John Sasen
Operations
Brad Hilton
THE CUSTOMER
Supplier Management
Mike Abney
PSS Physician Sales & Service
GULF SOUTH MEDICAL SUPPLY
Leadership Development
Randy Chittum
Financial Services
Kevin English
David Klarner
Human Resources
Jeff Anthony
Compliance
Mary Jennings
Communications and Training
Susan Parker

“ETDBW”

Product Customer Intelligence (PCI)
Objective:
Strategy Owner: PCI Executive Director
Strategies/Contributions:
Objective:
Strategy Owner: David Remisiewicz
Strategies/Contributions:
Objective:
Strategy Owner: PCI Executive Director
Strategies/Contributions:
Objective:
JD Edwards based functionality for the automation of contract management, price changes, etc.
Leverage supplier EDI capabilities
Implement Costing Strategies in Target Categories
Leverage cross-reference data capabilities
Support Supplier Management in achieving more lucrative deals with Top 150 Suppliers not yet targeted for category consolidation
Simplify PCI processes and structure to enable ETDBW improvements
Strategic Objectives:
Create a dedicated PCI Help Desk
Implement tracking and visibility system for all inbound calls
Align PCI Service Level Agreements with Divisional objectives
Design and Implement a new Contract, Pricing, and Rebate Management System
Collaborate with Supplier Management to support the development of internal costing strategies
Implement costing accuracy metrics

Global Sourcing
Objective:
Strategy Owner: Tom D'Innocenzi
Strategies/Contributions:
Objective:
Objective:
Strategy Owner: Tom D'Innocenzi
Strategies/Contributions:
Objective:
Strategy Owner: Steve Martin
Strategies/Contributions:
Objective:
Strategy Owner: Seve Martin
Strategies/Contributions:
Grow Divisional Margins by Leveraging & Increasing Select Product Line
Strengthen the Global Sourcing Infrastructure
Strategic Objectives:
Build and develop a China based team
Ensure quality, availability and control of Select Brand products
Strengthen the manufacturer, product quality, and monitoring processes
Implemtn and maintain initiatives to ensure availability and control Select brand products - GOAL: 99% Fill Rates
Strengthen image, position and performance of Select Brand products
Establish and maintain quality standards for new and existing products to meet product scoping
Update all Select products to new graphic standard
Maximize "ROCC" for Select Brand products
Improve overall profitability through increased logistics efficiencies - GOAL: $11.35 MM

Social Leadership
Executive Leadership
Leadership Development
Coaching,
Teaching,
Culture Shift
Leader of Leaders
Leader
Succession Management
Front Line Manager
Managing Self

Management Development

FY07
Informational
0%
17%
Strategic
48%
Transactional
35%
Infrastructure
0%
IGINFI
Benchmark
Informational
20%
15%
Strategic
25%
Transactional
35%
Infrastructure
FY08
Informational
15%
19%
Strategic
37%
Transactional
19%
Infrastructure
10%
IGINFI

Information Technology

Working Capital &
Risk Management
Objective:
Strategy Owner: David Klarner
Strategies/Contributions:
Objective:
Strategy Owner: John Willim
Strategies/Contributions:
Objective:
Strategy Owner: David Klarner / Chad Appleby
Strategies/Contributions:
Objective:
Strategy Owner: David Klarner
Strategies/Contributions:
Objective:
Strategy Owner: John Willim / Hua Li
Strategies/Contributions:
Objective:
Strategy Owner: John Willim
Strategies/Contributions:
Improve Cash Flow Forecasting Accuracy and Transparancy
Leverage Hyperion for collection and consolidation of Cash Flow "Inputs"
Collaborate with CP to improve Inventory forecasting capabilities related to cash flow
Strategic Objectives:
Maximize Generation of Operating Cash Flow
Reduce "Net Investment" in Inventory
Develop model to mazimize ROCC and OCF
Reduce total cost of Insurable Risk as a % or Revenue
Identify material unmitigated risk and develop model
Enable shift of Tax focus from Compliance to Strategic
Identify and implement tax strategies aimed at reducing Company's overal effective tax rate
Achieve "World Class" Efficiency in Treasury Services
Leverage the "Treasury Leadership Roundtable" Best Practices guidelines for "World Class"
Leverage technology to enhance efficiencies throughout the Sales Order to Cash Cycle
Implement Remote Deposit Capture enterprise wide for handling of check deposits
Collaborate with divisions on credit card acceptance practices - fully automate with JD Edwards

EPS Growth
0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
FY 03 FY 04 FY 05 FY 06 FY 07 FY 08
$0.12
$0.42
$0.51
$0.66
Earning Per Diluted Share
from continuing operations
1
1
Excludes tax benefit of $5.6 million, or $0.09 per diluted share in FY 2005
$0.73
$0.86 - $0.88
FY 2008 Goal

Fiscal Year 2003 - 2007:
Historical Earnings Progression By Quarter
10%
15%
20%
25%
30%
35%
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
FY 2006 FY 2005 FY 2004
FY2005 excludes tax benefit of $5.6 million or $0.09 per diluted share
FY 2003
FY 2007

10
20
30
40
50
60
70
FY 05 FY 06 FY 07 FY 08
Operating Cash Flow Growth
$36.3
$67.7
($ in millions)
$54.6
$16.6
$63 - $67
FY 08 Goal
$59.8
$63.5
$65.0
Excludes NOL tax benefits of $3.7, $13.1, $19.7, and $18.3 million for FY 2007, FY2006, FY2005 and FY2004, respectively, which were primarily related to 2002 sale of the Imaging Business

Capital Spending
FY 2008 $20 - $22 Million
• Maintenance Capital $6 - $7 Million
• PCI Platform $4 - 5 Million
• Strategic systems development $5 - $6 Million
• Infrastructure & rollover $3 - $4 Million

Return on Committed Capital FY 04 FY 05 FY 06 FY 07 24.2% 24.6% 25.4% 26.5% 31.1% in Q4

Acquisition Strategy:
FY 2008
•
Target assets complementary to core business strategy
- Fold-ins
- Strategic
• Size range $10mm-$50mm of revenues; potential for
larger strategic assets
• Accretive within 12 months
• Funded with cash flows and bank debt
• 1 - 2 each year, both businesses

Acquisition Strategy:
Activus Healthcare Solutions
•
A $22 million CA.-based physician market distributor
• Adds 14 sales reps with 19-year avg. tenure
• Presence in ambulatory surgery centers
• Accretive within 12 months; dilutive by $0.01 in FY 2008

FY 2008: Financial Goals
• Consolidated revenue growth 7.5% - 8.5%
(excluding FY 07 Influenza sales of $48.6 million)
• Operating cash flow $63.0 - $67.0 million
• Earnings per diluted share $0.86 - $0.88
• Consolidated operating margin growth                   40 - 50 bps
(from 5.1% in FY 07, which excludes influenza inventory write-down)
• Capital expenditures $20.0 - $22.0 million
($17.2 million in FY 07)
Includes $0.01 EPS dilution due to partial year
of Activus acquisition in FY 2008

PSSI
Investors have benefited from consistent execution
of strategies and programs
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30
80
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330
380
430
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530
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680
730
780
10/10/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06
Prices as of March 30, 2007, based on $100 investment
PSSI
HSIC
PDCO
MCK
CAH
% of Share
Price Increase
%
3/30/07

GROWTH GROWTH CUSTOMER PROFIT ETHICS ETHICS CULTURE CULTURE EXECUTION EXECUTION

Thank You